Exhibit 32.1


                            CERTIFICATION PURSUANT TO
                            18 U. S. C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Form 10-KSB of Environmental Solutions Worldwide, Inc. (the "Company") for the fiscal year ended December 31, 2003 (the "Report"), John A. Donohoe, Jr. , Chairman, President, Chief Executive Officer and Acting Chief Financial Officer of the Company and Arthur V. Conover, III, Controller of the Company, each hereby certify, pursuant to 18 U. S. C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

   (1)   to my knowledge, the Report fully complies with the requirements of
         Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

   (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.





/S/ JOHN A. DONOHOE, JR.
---------------------------
John A. Donohoe, Jr.
Chairman, Chief Executive Officer, President
   and Acting Chief Financial Officer
April 29, 2004





/S/ ARTHUR V. CONOVER, III
--------------------------
Arthur V. Conover, III
Controller
April 29, 2004





A signed original of this written statement required by Section 906, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Environmental Solutions Worldwide, Inc. and will be retained by Environmental Solutions Worldwide and furnished to the Securities and Exchange Commission or its staff upon request.